Summary Prospectus

February 28, 2014, as supplemented on April 7, 2014

Class / Ticker:  A / CSQAX  C / CSQCX  I / CSQIX

Credit Suisse Multialternative Strategy Fund (formerly, Credit Suisse Liquid Alternative Fund)

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at http://us-fund.credit-suisse.com/docs/CSQIX . You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2014, as supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks to achieve investment results that correspond generally to the performance, before fees and expenses, of the Credit Suisse Liquid Alternative Beta Index.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 100 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 74 under the heading "Additional Purchase and Redemption Information."

Class	A	C	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.15%	1.15%	1.15%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses
Dividends on short sales (dividends paid to lenders on borrowed securities)	0.08%	0.08%	0.08%
All other expenses[3]	6.89%	6.89%	6.89%
Acquired fund fees and expenses	0.19%	0.19%	0.19%
Total annual fund operating expenses[4]	8.56%	9.31%	8.31%
Less: amount of fee limitations/expense reimbursements[5]	6.34%	6.34%	6.34%
Total annual fund operating expenses after fee limitations/expense reimbursements	2.22%	2.97%	1.97%

1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  The fund may invest in Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

4  The "Total annual fund operating expenses" in the table above do not correlate to the ratio of expenses to average net assets found within the Financial Highlights section of the Prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

5  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses (excluding Acquired fund fees and expenses and Dividends on short sales as described below) to 1.95% of the fund's average daily net assets for Class A shares, 2.70% of the fund's average daily net assets for Class C shares and 1.70% of the fund's average daily net assets for Class I shares at least through February 28, 2015. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2015.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$713	$2,325	$3,825	$7,132
CLASS C (redemption at end of period)	$373	$2,097	$3,767	$7,351
CLASS C (no redemption)	$273	$2,097	$3,767	$7,351
CLASS I (with or without redemption)	$173	$1,833	$3,386	$6,839

Portfolio Turnover

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2013, the fund's portfolio turnover rate was 284% of the average value of its portfolio.

Principal Investment Strategies

The fund employs a "passive" or indexing investment approach designed to track generally the performance of the Credit Suisse Liquid Alternative Beta Index (the "Index"). The Index seeks to approximate the aggregate returns of the universe of hedge funds, as represented by the Credit Suisse Hedge Fund Index (the "CS Hedge Fund Index"), using liquid investments. The CS Hedge Fund Index is a widely recognized asset-weighted benchmark that measures hedge fund performance.

The fund attempts to replicate the Index by investing all, or substantially all, of its assets in securities and financial instruments that provide exposure to the Index components in approximately the same weighting that such components have within the Index at the applicable time. The constituents of the Index include securities and financial instruments within the U.S. and non-U.S. equity (including emerging markets), U.S. and non-U.S. fixed income (including emerging markets), commodity and currency asset classes. The Index performance is currently a combination of its three primary strategy components: Long/Short Equity, Event Driven and Global Strategies. Long/Short Equity Strategies seek to provide long and short exposure to a diversified portfolio of equities which involves investing in equities (i.e., investing long) that are expected to increase in value and selling equities (i.e., short sales or short selling) that are expected to decrease in value. Long/Short Equity Strategies have the flexibility to shift investment/trading strategies, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven Strategies include merger arbitrage, in which the fund buys shares of the "target" company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the fund may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company. Global Strategies incorporate hedge fund strategies which invest across geographies and asset classes typically in a tactical manner and also incorporate certain arbitrage strategies. Examples of strategies of such types of hedge funds include convertible arbitrage, global macro and managed futures. The investment universe of Global Strategies is world wide, including emerging markets, and often includes exposures to equities, currencies, interest rates, and commodities.

The percentage of the fund's portfolio exposed to each asset class and geographic region or to any hedge fund strategy will vary from time to time as the Index constituents and constituent weightings change.

The fund will invest in a broad range of instruments, including, but not limited to, equities, American Depository Receipts and Global Depository Receipts, other mutual funds (including other Credit Suisse Funds), exchange-traded funds ("ETFs"), bonds (both investment grade and below investment grade (commonly referred to as "junk bonds")), exchange-traded notes ("ETNs"), currencies, commodities, futures, options and swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary (as described below) that invests in such commodities and commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund also may invest in high-yield securities to earn income, as well as to achieve its objective.

From time to time, the fund may invest a portion of its assets in instruments that are not included in the Index, if Credit Suisse Asset Management, LLC ("Credit Suisse"), the fund's investment adviser, believes that those instruments will help the fund track the Index.

The fund primarily will gain exposure to commodities and commodity-linked instruments either through investments in another Credit Suisse Fund or investments in the Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary. The fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the fund with commodity exposure within the limitations of the federal tax requirements that apply to the fund. Investments in other Credit Suisse Funds may provide the fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

The fund does not invest in hedge funds. To the extent the Index is or becomes concentrated in a particular industry or group of industries, the fund will invest more than 25% of its assets in that industry or group of industries to the extent necessary to track the Index.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Arbitrage or Fundamental Risk

Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades.

Below Investment Grade Securities Risk

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Commodity Exposure Risks

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Concentration Risk

If the Index is or becomes concentrated in a particular industry or group of industries, the fund may invest 25% or more of the value of its total assets in that industry or group of industries to the extent that it is necessary to gain exposure to that industry or group of industries for purposes of tracking the Index. Concentration of investments in a particular industry or group of industries could subject the fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

Credit Risk

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as commodity exposure risks, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exchange-Traded Notes Risk

ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and also may be affected by future legislation.

Foreign Securities Risk

Investing outside the U.S. carries additional risks that include:

•  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Forwards Risk

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts also are not regulated by the Commodity Futures Trading Commission (the "CFTC") and therefore the fund will not receive any benefit of CFTC regulation when trading forwards.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Index/Tracking Error Risk

The fund's portfolio composition and performance may not match, and may vary substantially from, that of the Index for any period of time. Unlike the fund, the returns of the Index are not reduced by investment and other operating expenses. In addition, there can be no assurance that the fund will be able to duplicate the exact composition of the Index, or that the Index will track the performance of the CS Hedge Fund Index.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Model and Style Risk

The fund bears the risk that the Index's proprietary quantitative methodology will not be successful in identifying price trends in each of the asset classes to which the Index provides exposure. Further, the Index's proprietary quantitative methodology may incorrectly identify price trends and these misidentified opportunities may lead to substantial losses. In addition, there may be periods when investing based on price trends is out of favor, and during which the investment performance of a fund or index using a trend strategy may underperform funds or indices using other investment approaches.

Non-Diversified Status

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Risks of Investing in Other Funds

Other mutual funds and ETFs are subject to investment advisory and other expenses. If a fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the fund may invest. It is possible that a conflict of interest among the fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Small- and Mid- Cap Stock Risk

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Speculative Exposure Risk

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked swap agreements and from writing uncovered call options are unlimited.

Subsidiary Risk

By investing in the Subsidiary, the fund is exposed indirectly to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received, and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the Credit Suisse Liquid Alternative Beta Index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Average Annual Total Returns

Period Ended 12/31/13:	One Year 2013	Since Inception	Inception Date
Class A Return before taxes	5.93%	3.45%	3/30/12
Class A Return after taxes on distributions	4.96%	2.65%
Class A Return after taxes on distributions and sale of fund shares	3.54%	2.34%
Class C Return before taxes	5.03%	2.65%	3/30/12
Class I Return before taxes	6.23%	3.70%	3/30/12
Credit Suisse Hedge Fund Index (Reflects no deduction for fees, expenses or taxes)	9.73%	7.51%
Credit Suisse Liquid Alternative Beta Index (Reflects no deduction for fees, expenses or taxes)	7.35%	4.43%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Liquid Alternative Beta Team is responsible for the day-to-day portfolio management of the fund. Dr. Jordan Drachman, a Director of Credit Suisse, and Sheel Dhande, a Vice President of Credit Suisse, are portfolio managers of the Liquid Alternative Beta Team. Dr. Drachman has been a portfolio manager of the fund since inception and Mr. Dhande has been a portfolio manager of the fund since July 2012.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874

MSF-SUMPRO-0414